                                                                    Exhibit 99.1

                          PECO ENERGY TRANSITION TRUST
                        TRANSITION BONDHOLDERS STATEMENT
                                 SERIES 1999-A

SEMI-ANNUAL PAYMENT DATE:          3/1/01
--------------------------------------------------------------------------------------------------------------------------
CUSIP:                                             705220 AA9        705220 AB7        705220 AC5          705220 AD3
                               -------------------------------------------------------------------------------------------
CLASS:                         TOTAL                    A-1               A-2              A-3                  A-4
                               -------------------------------------------------------------------------------------------

                               -------------------------------------------------------------------------------------------
Original Principal Amount      $4,000,000,000.00   $244,470,272.00   $275,371,325.00   $667,000,000.00    $458,518,647.00
                               -------------------------------------------------------------------------------------------

Semi-Annual Principal Payment: -------------------------------------------------------------------------------------------
(Table 3, Pg S-21)               $887,430,272.00    $81,970,272.00                 -    480,240,000.00                  -
                               -------------------------------------------------------------------------------------------
Factor per 1,000                       0.2218576         0.3352975                 -         0.7200000

                                                                                             6-Mo
                                                                                           LIBOR* +
                                                   ------------------------------------      .125%     -------------------
Interest Rate:                                               5.48%             5.63%       6.95500%                5.80%
                                                   ------------------------------------                -------------------
No. of days of interest**                                      180               180              181                180
                               -------------------------------------------------------------------------------------------
Interest Payment:                 $120,572,294.75       $2,245,985     $7,751,702.80    $23,323,785.69    $13,297,040.76
                               -------------------------------------------------------------------------------------------
Factor per 1,000                        0.0301431     0.0091871516      0.0281500000      0.0349681944      0.0290000000

                               -------------------------------------------------------------------------------------------
Transition Bond Balance         $3,837,500,000.00   $81,970,272.00   $275,371,325.00   $667,000,000.00   $458,518,647.00
                               -------------------------------------------------------------------------------------------
Factor per 1,000                        0.9593750     0.3352975040      1.0000000000      1.0000000000      1.0000000000

                               -------------------------------------------------------------------------------------------
Projected Transition Bond
Balance (Table 4, Pg S-20)      $3,755,529,728.00   $            -      $275,371,325   $667,000,000.00   $458,518,647.00
                               -------------------------------------------------------------------------------------------

Overcollateralization          --------------------
Subaccount Balance(1):             $18,947,369.00
                               --------------------

                               --------------------
Calculated Overcollateralization
level: (Table 4, Pg S-24)          $18,947,369.00
                               --------------------

                               --------------------
Capital Subaccount Balance:        $20,000,000.00
                               --------------------

                               --------------------
Reserve Subaccount Balance         $19,337,566.05
                               --------------------

 *  6-Mo. LIBOR @ 8/31/00 : 6.83000%
** 30/360 day standard for A-1, A-2, A-4, A-6 and A-7; calendar day standard for A-3 and A-5
(1) Overcollateralization Subaccount balance, per Issuance, is for both 1999 and 2000 Series

Page number references refer to the Prospectus Supplement to the Prospectus dated March 18, 1999




[RESTUBBED TABLE]


SEMI-ANNUAL PAYMENT DATE:          3/1/01
--------------------------------------------------------------------------------------
CUSIP:                           705220 AE1        705220 AF8          705220 AG6
                              --------------------------------------------------------
CLASS:                                A-5              A-6                  A-7
                              --------------------------------------------------------

                              --------------------------------------------------------
Original Principal Amount       $464,600,000.00   $993,386,331.00    $896,653,425.00
                              --------------------------------------------------------

Semi-Annual Principal Payment:--------------------------------------------------------
(Table 3, Pg S-21)               325,220,000.00                 -                  -
                              --------------------------------------------------------
Factor per 1,000                      0.7000000                 -                  -

                                       6-Mo
                                   LIBOR*+ .2%
                                     7.03000%
                                                   -----------------------------------
Interest Rate:                                              6.05%              6.13%
                              --------------------------------------------------------
No. of days of interest**                    181              180                180
                              --------------------------------------------------------
Interest Payment:                 $16,421,416.06    $30,049,936.51    $27,482,427.48
                              --------------------------------------------------------
Factor per 1,000                    0.0353452778      0.0302500000      0.0306500000

                              --------------------------------------------------------
Transition Bond Balance          $464,600,000.00   $993,386,331.00   $896,653,425.00
                              --------------------------------------------------------
Factor per 1,000                    1.0000000000      1.0000000000      1.0000000000

                              --------------------------------------------------------
Projected Transition Bond
Balance (Table 4, Pg S-20)       $464,600,000.00   $993,386,331.00   $896,653,425.00
                              --------------------------------------------------------

Overcollateralization
Subaccount Balance(1):



Calculated Overcollateralization
level: (Table 4, Pg S-24)



Capital Subaccount Balance:



Reserve Subaccount Balance


 *  6-Mo. LIBOR @ 8/31/00 : 6.83000%
** 30/360 day standard for A-1, A-2, A-4, A-6 and A-7; calendar day standard for A-3 and A-5
(1) Overcollateralization Subaccount balance, per Issuance, is for both 1999 and 2000 Series

Page number references refer to the Prospectus Supplement to the Prospectus dated March 18, 1999